                                                                   EXHIBIT 10(b)
                                                             Contract No. 105565

                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
                       TRANSPORTATION   RATE SCHEDULE FTS
                        AGREEMENT DATED December 01, 1993
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1. SHIPPER is: THE PEOPLES GAS LIGHT & COKE COMPANY, a local distribution company

2.   MDQ totals: 234,026 MMBtu per day.

3.   TERM:  December 01, 1993 through November 30, 1995

4.   Service will be ON BEHALF OF:
     /X/  Shipper or
     / /  Other:  , a

5.   The ULTIMATE END USERS are (check one):
     / / customers of the following LDC/pipeline company(ies): ______________ ; / / customers in these states: _____________________________________ ; or
     /X/ customers within any state in the continental U.S.

6. / / This Agreement supersedes and cancels a _____________________ Agreement dated __________
     / / Capacity rights for this Agreement were released from
     /X/ [for firm service only] Service and reservation charges commence the latter of:
               (a) December 01, 1993, and
               (b) the date capacity to provide the service hereunder is
                    available on Natural's System.
     /X/ Other:  Shipper is converting a portion of the Service Agreement dated
                 --------------------------------------------------------------
                 April 10, 1992, with Natural from sales service to
                 --------------------------------------------------------------
                 transportation under this Agreement
                 --------------------------------------------------------------

7.   SHIPPER'S ADDRESSES                          Natural's  ADDRESSES
                             GENERAL CORRESPONDENCE:
PEOPLES GAS LIGHT & COKE CO.            NATURAL GAS PIPELINE COMPANY OF AMERICA
ATTN:  Eckhard Blaumueller              Attention: Gas Transportation Services
122 S. Michigan Avenue                  3200 Southwest Freeway  77027-7523
Room 915                                P. 0. Box 283   77001-0283
Chicago, Illinois  60603                Houston, Texas


                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
PEOPLES GAS LIGHT & COKE CO.            NATURAL GAS PIPELINE COMPANY OF AMERICA
ATTN:  Eckhard Blaumueller              Attention:  Gas Accounting Department
122 S. Michigan Ave.                    701 East 22nd Street
Chicago, Illinois  60603                Lombard, Illinois  60148
                               PAYMENTS:
                                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        Attention: Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF ILLINOIS, AND NO STATE LAW SHALL APPLY TO REACH A DIFFERENT RESULT. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in wrIting. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF AMERICA
BY:    /s/ Thomas M. Patrick            BY:
       -------------------------------        ---------------------------------
NAME:  Thomas M. Patrick                NAME:
       -------------------------------       ----------------------------------
TITLE: Vice President                   TITLE:
       -------------------------------        ---------------------------------

                                    Exhibit A
                           Dated    DECEMBER O1, 1993


COMPANY :   PEOPLES GAS LIGHT & COKE CO.
CONTRACT:   105565



                                        COUNTY/PARISH                      PIN                       MDQ
     NAME / LOCATION                         AREA              STATE        NO.     ZONE           (MMBTU)
     ---------------                    --------------         -----       ----     ----           -------
PRIMARY RECEIPT POINT/S
- -----------------------

1.   ARKLA/NGPL HOT SPRING                HOT SPRING             AR        3853      01             39,026
     INTERCONNECT WITH ARKLA ENERGY RESOURCES
     ON TRANSPORTER'S GULF COAST MAINLINE IN
     SEC. 22-T5S-R17W, HOT SPRING COUNTY,
     ARKANSAS.


2.   BRIDGEPORT PLT OUTLET MEC/NGPL WISE      WISE               TX        1850      02             25,000
     AT THE TAILGATE OF THE MITCHELL ENERGY
     BRIDGEPORT PLANT IN THE P. NICHOLAS,
     A-654, WISE COUNTY, TEXAS.


3.   LA GLORIA MOBIL/NGPL JIM WELLS           JIM WELLS          TX        439       04             13,745
     AT OR NEAR THE TAILGATE OF MOBIL'S LA
     GLORIA GAS PLANT ON TRANSPORTER'S LA
     GLORIA-MOBIL LATERAL IN LOT #1, SUBD. OF
     LANDS ADJ. TO TOWN OF LA GLORIA, JIM WELLS
     COUNTY, TEXAS.

4.   N BORDER/NGPL  KEOKUK                    KEOKUK             IA        8090      01             49,881
     INTERCONNECT WITH NORTHERN BORDER
     PIPELINE COMPANY ON TRANSPORTER'S
     AMARILLO LINE IN SEC. 3O-T76N-R1OW,
     KEOKUK COUNTY, IOWA.

5.   NNG/NGPL MILLS                           MILLS              IA        203       01             20,119
     INTERCONNECT WITH NORTHERN NATURAL GAS
     COMPANY IN SEC. 26-T72N-R43W, MILLS
     COUNTY, IOWA.

6.   UGPL/NGPL GOODRICH POLK                  POLK               TX        6297      01             25,000
     INTERCONNECT WITH UNITED GAS PIPE LINE
     COMPANY UPSTREAM OF TRANSPORTER'S C.S.
     # 340 IN THE A. VIESCA SURVEY, A-77.

                            Dated  DECEMBER 01, 1993


COMPANY  :  PEOPLES GAS LIGHT & COKE CO.
CONTRACT :  105565



                                        COUNTY/PARISH                      PIN                       MDQ
     NAME / LOCATION                         AREA              STATE        NO.     ZONE           (MMBTU)
     ---------------                    --------------         -----       ----     ----           -------

PRIMARY RECEIPT POINT/S
- -----------------------
7.   VALTRANS/NGPL JIM HOGG                   JIM HOGG           TX        24001     04             11,255
     INTERCONNECT WITH VALERO TRANSMISSION
     CO. ON TRANSPORTER'S NORTHEAST
     THOMPSONVILLE LATERAL IN THE NW QUADRANT
     OF "LAS AMINAS" HRS. OF SAN FELIPE DE LA
     PENA SURVEY, A-244, JIM HOGG COUNTY, TEXAS.

8.   VALTRANS/NGPL INTER #2 TAP PANOLA        PANOLA             TX        3352      01             50,000
     INTERCONNECT WITH VALERO TRANSMISSION
     COMPANY ON TRANSPORTER'S GULF COAST
     MAINLINE IN THE J.A. WILLIAMS SURVEY,
     A-717, PANOLA COUNTY, TEXAS.

SECONDARY RECEIPT POINT/S
- -------------------------

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

RATES
- -----

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's firm service rate schedules.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)
- --------------------------------------------------------

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted for.

TRANSPORTATION OF LIQUIDS
- -------------------------

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    Exhibit B
                            Dated  DECEMBER 01, 1993


COMPANY:  PEOPLES GAS LIGHT & COKE CO.
CONTRACT: 105565



                                        COUNTY/PARISH                      PIN                       MDQ
     NAME / LOCATION                         AREA              STATE        NO.     ZONE           (MMBTU)
     ---------------                    --------------         -----       ----     ----           -------

PRIMARY DELIVERY  POINT/S
- -------------------------

1.   NO SHORE/NGPL GRAYSLAKE LAKE             LAKE               IL        1         01             50,215
     INTERCONNECT WITH NORTH SHORE GAS
     COMPANY LOCATED IN SEC. 12-T44N-R10E,
     LAKE COUNTY, ILLINOIS.
     LAKE, IL

2.   PGLC/NGPL ROGERS PARK COOK               COOK               IL        4174      01             183,811
     INTERCONNECT WITH THE PEOPLES GAS LIGHT
     AND COKE COMPANY ON TRANSPORTER'S HOWARD
     STREET LINE IN SEC. 36-T41N-R13E, COOK,
     COUNTY, ILLINOIS.
     COOK, IL


SECONDARY DELIVERY POINT/S
- --------------------------

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this agreement.

                      EXHIBIT C DATED    DECEMBER 01, 1993
                    PRIMARY TRANSPORTATION PATH SEGMENT MDQs


CONTRACT: 105565
COMPANY : PEOPLES GAS LIGHT & COKE CO.


     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

     A primary transportation path segment is the path between a primary receipt, delivery or node point and the next primary receipt, delivery or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

     A map of Natural's pipeline system showing these primary transportation path segment MDQs, and the direction to which each applies, is attached.

                       NATURAL GAS PIPELINE CO. OF AMERICA
                    FTS PATH MAP - EXHIBIT C DATED  12-01-93


SHIPPER      :  Peoples Gas Light & Coke

CONTRACT NO. :  105565

MDQ          :  234,026

     Exhibit C depicts the relevant portion, including compressor stations, of Natural Gas Pipeline Company of America's transmission system, the primary receipt and delivery points under the transportation agreement, the volumes associated with each point, and the transportation path defined by the primary receipt and delivery points. Exhibit C also specifies the Maximum Daily Quantity under the transportation agreement.

                                       C-2